CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated August 27, 2024, relating to the financial statements and financial highlights of JPMorgan U.S. Applied Data Science Value Fund, which appears in JPMorgan Trust I’s Certified Shareholder Report on Form N-CSR for the year ended June 30, 2024. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated November 1, 2024 of JPMorgan U.S. Applied Data Science Value Fund and under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated February 21, 2025 of JPMorgan Fundamental Data Science Large Value ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated December 23, 2024, relating to the financial statements and financial highlights of JPMorgan International Hedged Equity Fund, which appears in JPMorgan Trust IV’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2024. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated March 1, 2024 of JPMorgan International Hedged Equity Fund and under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated February 21, 2025 of JPMorgan International Hedged Equity Laddered Overlay ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of J.P. Morgan Exchange-Traded Fund Trust of our report dated April 24, 2024, relating to the financial statements and financial highlights of JPMorgan Mortgage-Backed Securities Fund, which appears in JPMorgan Trust II’s Certified Shareholder Report on Form N-CSR for the year ended February 29, 2024. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Highlights” and “Appendix A – Form of Agreement and Plan of Reorganization and Liquidation” in such Registration Statement and under the headings “Financial Highlights” in the Prospectus and “Financial Statements” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated July 1, 2024 of JPMorgan Mortgage-Backed Securities Fund and under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated February 21, 2025 of JPMorgan Mortgage-Backed Securities ETF, which are also incorporated by reference in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 21, 2025